EXECUTION VERSION
FIRST AMENDMENT
TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of February 18, 2020 (this “Amendment”), is entered into by and among Bank of America, N.A., individually as a Lender, as administrative agent (in such capacity, “Administrative Agent”) for itself and any other financial institution which is a party hereto as a lender (each such financial institution is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), and as collateral agent (in such capacity, “Collateral Agent”) for the Lenders, the Lenders, PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC, a Delaware limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette”), and Torrance Refining Company LLC, a Delaware limited liability company (“Torrance” and, together with Holdings, Delaware City, Paulsboro, Toledo and Chalmette, “Borrowers” and each individually, a “Borrower”) and the other Loan Parties set forth on the signature pages hereto.
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of May 2, 2018 (before giving effect to the amendments contemplated hereby, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein; and
WHEREAS, the Lenders are desirous of amending certain provisions of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.AMENDMENTS. Subject only to the satisfaction of the conditions set forth in Section 4 hereof, effective as of the First Amendment Effective Date (as defined in Section 4 hereof), the Borrowers, the other Loan Parties and the Lenders agree that the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the form attached as Annex A hereto.
SECTION 3.CONSENT AND DIRECTION. Subject only to the satisfaction of the conditions set forth in Section 4 hereof, upon the occurrence of the First Amendment Effective Date (as defined below), the Lenders direct the Administrative Agent to enter into the Receivables Intercreditor Agreement (as defined below).
SECTION 4.EFFECTIVENESS. This Amendment shall become effective as of the first date on which each of the following conditions has been satisfied or waived (the “First Amendment Effective

Date”):
(a)The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) each other Loan Party and (iii) the Required Lenders.
(b)The Administrative Agent shall have received a copy of the Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”) entered into by and among Holdings, as Seller, and Citibank, N.A., as Buyer, together with copies of all other material documents related thereto, in each case in form and substance reasonably satisfactory to the Administrative Agent and fully executed by all parties thereto.
(c)The Administrative Agent shall have received counterparts of that certain Intercreditor Agreement (the “Receivables Intercreditor Agreement”) by and among the Administrative Agent, as Revolving Agent, Citibank, N.A., as Buyer, and Holdings, dated as of the date hereof, in the form attached as Annex B hereto.
(d)The reasonable and documented out-of-pocket fees and disbursements of Winston & Strawn LLP, as legal counsel to the Administrative Agent, to the extent invoiced to the Borrower prior to the date of this Amendment, shall be paid by the Borrowers.
(e)Immediately after giving effect to this Amendment, the Receivables Purchase Agreement and the Receivables Intercreditor Agreement, no Default or Event of Default shall have occurred and be continuing.
SECTION 5.REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants that:
(a)(i) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except for those representations or warranties that are conditioned by materiality, which shall be true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of such date, except to the extent the such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations or warranties that are conditioned by materiality, which shall have been true and correct in all respects) on and as of such earlier date; and (ii) immediately prior to, and after giving effect to, this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing, except the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement, as applicable.
(b)Each Loan Party has all requisite corporate or limited liability company (or equivalent) power and authority to enter into this Amendment and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company (or equivalent) action on the part of each Loan Party that is a party hereto. The Amendment has been duly executed and delivered by each Loan Party that is a party thereto and when executed and delivered by each Loan Party, will constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
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SECTION 6.EFFECTS ON LOAN DOCUMENTS.
(a)On and after the effectiveness of this Amendment, each reference in any Loan Document, and in any other document or instrument incidental thereto, to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall mean, from and after the First Amendment Effective Date, the Amended Credit Agreement.
(b)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)Each party hereto acknowledges and agrees that, on and after the First Amendment Effective Date, the Receivables Intercreditor Agreement shall constitute a Loan Document for purposes of the Amended Credit Agreement.
SECTION 7.NON-RELIANCE ON AGENTS. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 8.MISCELLANEOUS.
(a)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
(b)If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(c)Each of the parties hereto hereby agrees that Sections 10.09 and 10.10 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

PBF HOLDING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

DELAWARE CITY REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PAULSBORO REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

TOLEDO REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

CHALMETTE REFINING L.L.C., as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

TORRANCE REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

PBF POWER MARKETING, LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PBF INVESTMENTS LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PBF FINANCE CORPORATION, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PBF SERVICES COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PBF ENERGY WESTER REGION LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

TORRANCE LOGISTICS COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

PBF INTERNATIONAL INC., as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer
[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

MARTINEZ REFINING COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

MARTINEZ TERMINAL COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
	Name:	John E. Luke
	Title:	Treasurer

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swingline Lender, an Issuing Bank and a Lender

By:	/s/ William J. Wilson
	Name:	William J. Wilson
	Title:	Senior Vice President

ABN AMRO Capital USA LLC, as a Lender

By:	/s/ Rob Smith
	Name:	Rob Smith
	Title:	Director

By:	/s/ Rod Hutchinson
	Name:	Rod Hutchinson
	Title:	Managing Director
Head Energy & Metals

Citibank N.A., as a Lender

By:	/s/ Michael Zeller
	Name:	Michael Zeller
	Title:	Vice President

Credit Agricole Corporate & Investment Bank, as a Lender and an Issuing Bank

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Director

By:	/s/ Laureline De Lichana
	Name:	Laureline De Lichana
	Title:	Director

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

MUFG Bank Ltd, as a Lender

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Director

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Vikram Nath
	Name:	Vikram Nath
	Title:	Director

By:	/s/ Brian O'Keefe
	Name:	Brian O'Keefe
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Grace Garcia
	Name:	Grace Garcia
	Title:	Authorized Signatory

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Ryan C. Tozier
	Name:	Ryan C. Tozier
	Title:	Vice President

Barclays Bank PLC, as a Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

SOCIETE GENERALE, as an Issuing Bank and a Lender

By:	/s/ Barbara Paulsen
	Name:	Barbara Paulsen
	Title:	Managing Director

Truist Bank, as a Lender

By:	/s/ Michael Dembski
	Name:	Michael Dembski
	Title:	Director
[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Darius Sutrinaitis
	Name:	Darius Sutrinaitis
	Title:	Director

HSBC Bank USA, N.A., as a Lender

By:	/s/ Ozen Ahmed
	Name:	Ozen Ahmed
	Title:	Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH., as a Lender

By:	/s/ Tim Kümpel
	Name:	Tim Kümpel
	Title:	Managing Director

By:	/s/ Edward Santos
	Name:	Edward Santos
	Title:	Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Brian MacFarlane
	Name:	Brian MacFarlane
	Title:	Authorized Signatory

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O'Daly
	Name:	William O'Daly
	Title:	Authorized Signatory

By:	/s/ Komal Shah
	Name:	Komal Shah
	Title:	Authorized Signatory
[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Lucas
	Name:	Robert M. Lucas
	Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

ING CAPITAL LLC, as a Lender

By:	/s/ Jean V. Grasso
	Name:	Jean V. Grasso
	Title:	Managing Director

By:	/s/ Tyler M. Bowman
	Name:	Tyler M. Bowman
	Title:	Vice President

People's United Bank, National Association, as a Lender

By:	/s/ Adam Seiden
	Name:	Adam Seiden
	Title:	SVP

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Jeffrey B. Iervese
	Name:	Jeffrey B. Iervese
	Title:	Vice President

By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President
[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

EXECUTION VERSION

ANNEX A

Amended Senior Secured Credit Agreement

(see attached)

ANNEX B

Receivables Intercreditor Agreement

(see attached)

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